Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Amacore Group, Inc.., a Delaware corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-QSB for the period ending March 31, 2007 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2007
/s/ Clark A. Marcus Clark A. Marcus Chief Executive Officer

Dated: May 16, 2007
/s/ James L. Koenig James L. Koenig Acting Chief Financial Officer